UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A

(Amendment No.2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2008

MASTER SILICON CARBIDE INDUSTRIES, INC.

      (Exact name of Registrant as specified in charter)

Delaware	000-52988	26-0291849
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

558 Lime Rock Road, Lakeville, Connecticut	06039
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (860) 435-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under theExchange Act (17CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Explanatory Note:

Master Silicon Carbide Industries, Inc. (the “Company”) filed with the Securities Exchange Commission (the “SEC”) the Amendment No.1 on Form 8-K/A on November 17, 2008 (the “8-K/A No.1”). This Amendment No.2 to the 8-K/A No.1 is being filed solely to amend and restate Exhibit 99.2 under Item 6.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description
Exhibit 99.2	Unaudited pro forma financial information for Master Silicon Carbide Industries, Inc. for the fiscal year ended June 30, 2008 is appended to this report as Exhibit 99.2.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2009

MASTER SILICON CARBIDE INDUSTRIES, INC.
(Registrant)

By:	/s/	Mary E. Fellows
Mary E. Fellows
Title: Executive Vice President and Secretary